Exhibit 24.1

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2020, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of January, 2021.

/s/ Stephen Rosenberg
Stephen Rosenberg

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2020, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 5th day of January, 2021.

/s/ Jeffery A. Baevsky
Jeffery A. Baevsky

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10K, including any amendments or supplements thereto, relating to the year ending December 31, 2020, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 22nd day of January, 2021.

/s/ Drew C. Fletcher
Drew C. Fletcher

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury  as her agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2020, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 11th day of January, 2021.

/s/ Curtis A. Pollock
Curtis A. Pollock

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury  as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2020, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 20th day of January, 2021.

/s/ Steven C. Lilly
Steven C. Lilly

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10K, including any amendments or supplements thereto, relating to the year ending December 31, 2020, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 7th day of January, 2021.

/s/ W. Kimball Griffith
W. Kimball Griffith

POWER OF ATTORNEY

The undersigned hereby appoints Jesse A. Coury as his agent and attorney-in-fact for the purpose of executing and filing all reports on Form 10-K, including any amendments or supplements thereto, relating to the year ending December 31, 2020, required to be filed with the Securities and Exchange Commission by America First Multifamily Investors, L.P.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney as of the 21st day of January, 2021.

/s/ Deborah A. Wilson
Deborah A. Wilson